Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of KINS Technology Group Inc. (the “Company”) on Form 10-K/A for the period ending December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Khurram Sheikh, Chief Executive Officer and Chief Financial Officer of the Company, certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 21, 2021

/s/ Khurram Sheikh
Khurram Sheikh
Chairman, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)